UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) March 16, 2005


                              Global Signal Inc.
                              ------------------
            (Exact name of registrant as specified in its charter)


         Delaware                      001-32168                 65-0652634
-------------------------------------------------------------------------------
(State or other jurisdiction         (Commission            (IRS Employer
  of incorporation)                  File Number)           Identification No.)


      301 North Cattlemen Road, Suite 300, Sarasota, Florida       34232
-------------------------------------------------------------------------------
         (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code  (941) 364-8886
                                                   ----------------------------


-------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 -- Other Events

Item 8.01 Other Events

         On March 16, 2005, Global Signal Inc. issued a press release announcing that, on March 17, 2005, it plans to release its fourth quarter and year end 2004 financial results and host an earnings conference call at 4:00 p.m. Eastern Time. A copy of the press release is attached hereto as Exhibit 99.1.

Section 9 -- Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c)      Exhibits

99.1     Press Release dated March 16, 2005

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               GLOBAL SIGNAL INC.
                                               (Registrant)

                                               /s/ Greerson G. McMullen
                                               --------------------------------
                                               Greerson G. McMullen
                                               Executive Vice President,
                                               General Counsel and Secretary

Date: March 16, 2005

                                 EXHIBIT INDEX

Exhibit Number             Exhibit
--------------             -------

99.1                       Press Release dated March 16, 2005